CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   EXHIBIT 10.21


                            NON-ASSERTION AGREEMENT


     This AGREEMENT is made effective this 7th day of February, 1997 by and between GEN-PROBE INCORPORATED, having a place of business at 9880 Campus Point Drive, San Diego, California 92121, United States of America ("GEN-PROBE") and ORGANON TEKNIKA B.V., having a place of business at Boseind 15, 5281 RM Boxtel, The Netherlands ("TEKNIKA"), who agree as follows:

Section 1.0 Recitals

     1.1 GEN-PROBE and TEKNIKA each possess their own Patent Rights regarding transcription-based amplification which are listed in Appendix A. GEN-PROBE holds an exclusive license to the Stanford Patent under the Stanford Agreement.

     1.2 GEN-PROBE and TEKNIKA each desire to avoid legal actions between themselves relating to each other's Patent Rights and with regard to the Stanford Patent and to minimize costs associated with possible patent interference proceedings and other possible adversarial activities in any national patent office or in the European Patent Office concerning each other's Patent Rights or the Stanford Patent.

     1.3 GEN-PROBE and TEKNIKA each desire to allow the other party, and Licensees of the other party, to practice transcription-based amplification with immunity from legal action for actually or allegedly infringing each other's Patent Rights.

     1.4 GEN-PROBE and TEKNIKA each desire to resolve any pending disputes between the two parties concerning Patent Rights or the Stanford Patent, so as to allow each party to commercialize products based on transcription-based amplification without threat of legal action from the other party.

Section 2.0 Definitions

     2.1 "GEN-PROBE Patent Rights" shall mean the patents and patent applications set forth in Appendix A hereto under the heading "GEN-PROBE Patent Rights", together with any unlisted patents and patent applications from which any of the listed patents claim priority, and any and all patents that have issued or in the future issue from the foregoing patents and patent applications, including utility, model and design patents and certificates of invention, and all divisionals, continuations, continuations-in-part, reissues, renewals, re-examinations, extensions or additions thereof claiming priority from any of the foregoing patents or patent applications heretofore or hereafter having legal force in any country to the extent that GEN-PROBE has the right to grant licenses, immunities, or rights thereunder or to assert rights thereunder.

Explicitly and specifically excluded from GEN-PROBE Patent Rights are rights to specific nucleic acid sequences described in or subsequently claimed by the above patents and patent applications and all continuations, continuations-in-part, divisionals, re-examinations, renewals, reissues, additions, and extensions thereof claiming priority from any of the patents or patent applications set forth in Appendix

A heretofore or hereafter having legal force in any country to the extent that either party has the right to grant licenses, immunities, or rights thereunder or to assert rights thereunder.

GEN-PROBE shall disclose in Appendix A any limitations on its rights to grant licenses, immunities, or rights under the GEN-PROBE Patent Rights or to assert rights thereunder.

     2.2 "TEKNIKA Patent Rights" shall mean the patents and patent applications set forth in Appendix A hereto under the heading "TEKNIKA Patent Rights", together with any unlisted patents and patent applications from which any of the listed patents claim priority, and any and all patents that have issued or in the future issue from the foregoing patents and patent applications, including utility, model and design patents and certificates of invention, and all divisionals, continuations, continuations-in-part, reissues, renewals, extensions or additions thereof claiming priority from any of the foregoing patents or patent applications heretofore or hereafter having legal force in any country to the extent that TEKNIKA has the right to grant licenses, immunities, or rights thereunder or to assert rights thereunder.

Explicitly and specifically excluded from TEKNIKA Patent Rights are rights to specific nucleic acid sequences described in or subsequently claimed by the above patents and patent applications and all continuations, continuations-in-part, divisionals, re-examinations, renewals, reissues, additions, and extensions thereof claiming priority from any of the patents or patent applications set forth in Appendix A heretofore or hereafter having legal force in any country to the extent that either party has the right to grant licenses, immunities, or rights thereunder or to assert rights thereunder.

TEKNIKA shall disclose in Appendix A any limitations on its rights to grant licenses, immunities, or rights under the TEKNIKA Patent Rights or to assert rights thereunder.

     2.3 "Patent Rights" shall mean GEN-PROBE Patent Rights and/or TEKNIKA Patent Rights as the context requires.

     2.4 "Stanford Patent" shall mean U.S. Patent 5,437,990 and all continuations, continuations-in-part, divisionals, re-examinations, renewals, reissues and extension of patents or patent applications filed in the United States of America or in any other country which claim priority from or are derived from U.S. patent application Serial Number 80,479; filed July 31, 1987.

     2.5 "GEN-PROBE Version" shall mean transcription-based nucleic acid amplification using reverse transcriptase, RNA polymerase and [***] wherein

     (a) the reverse transcriptase and RNase H activities are provided by [***];

     (b) said protein has a minimal reverse transcriptase activity of [***] (where the unit definition and assay conditions are equivalent to those set forth in Appendix D); and

     (c) the amplification reaction is performed at [***].

     2.6 "TEKNIKA Version" shall mean transcription-based nucleic acid amplification using reverse transcriptase, RNA polymerase and [***] wherein

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          (a) [***];

          (b) [***]; and

          (c) the amplification process is performed at [***].

          2.7 "Thermostable Version" shall mean transcription-based nucleic acid amplification conducted at a temperature of [***].

          2.8 "Version" shall mean the GEN-PROBE Version or the TEKNIKA Version as the context requires.

          2.9 "Licensees" shall mean parties which are granted licenses by TEKNIKA or GEN-PROBE to Patent Rights owned or controlled by TEKNIKA or GEN-PROBE respectively.

          2.10 "Stanford Agreement" shall mean the existing agreement between GEN-PROBE and Stanford University (effective August 1, 1988: Stanford Docket S87-012).

          2.11 Insofar as issues regarding alleged infringement of particular transcription-based amplification processes have not been mutually agreed to by the parties, and removal of the need to do so is a major purpose of this Agreement, for simplicity and the mutual convenience of the parties the term "Product" shall mean a product covered or alleged to be covered by the Stanford Patent or the Patent Rights listed in Appendix A.

          2.12 "Affiliate" shall mean any corporation, company, or other business entity which directly or indirectly controls, is controlled by, or is under common control with a party to this Agreement. For this purpose, control means ownership or control, either direct or indirect, of at least fifty percent (50%) of the voting stock or other ownership interest of the other entity, or the party that directly or indirectly possesses the power to direct or cause the direction of the management and policies of the other entity by any means whatsoever.

Section 3.0. Non-Exclusive Immunity Grants

          3.1 GEN-PROBE grants to TEKNIKA, and to TEKNIKA's Affiliates and Licensees, world-wide, non-exclusive immunity from legal action under the GEN-PROBE Patent Rights to make, use and/or sell Products based on, incorporating or utilizing the TEKNIKA Version and/or a Thermostable Version. GEN-PROBE's grant of immunity under this section shall not be transferable by said Licensees to additional third parties without GEN-PROBE's prior written approval.

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          3.2 TEKNIKA grants to GEN-PROBE, and to GEN-PROBE's Affiliates and Licensees, world-wide, non-exclusive immunity from legal action under the TEKNIKA Patent Rights to make, use and/or sell Products based on, incorporating or utilizing the GEN-PROBE Version and/or a Thermostable Version. TEKNIKA's grant of immunity under this section shall not be transferable by said Licensees to additional third parties without TEKNIKA's prior written approval.

          3.3. GEN-PROBE agrees not to practice the TEKNIKA Version and TEKNIKA agrees not to practice the GEN-PROBE Version of transcription-based amplification, and each agrees in any license to its Patent Rights to require its Licensees not to practice the other party's Version of transcription-based amplification.

GEN-PROBE and TEKNIKA each agree to permit at the request of the other party an annual review of its manufacturing records (and other records as may be required) by an impartial, technically qualified third party to verify compliance with the provisions of Section 3.3 of this Agreement. Selection of such third party shall be subject to the approval of the party whose records are to be reviewed, such approval to be not unreasonably withheld. The results of such a review as provided to the requesting party will consist solely of a finding of compliance or non-compliance. The cost of such review shall be borne by the requesting party and shall not be unreasonably burdensome for the party whose records are to be reviewed.

GEN-PROBE and TEKNIKA each agree to include in all licenses which derive benefits from this Non-Assertion Agreement provisions which permit review of the Licensee's activities in like manner to the above to permit verification of compliance by such Licensees with the provisions of Section 3.3.

          3.4 GEN-PROBE agrees not to assert against TEKNIKA, or TEKNIKA's Affiliates or Licensees, in any jurisdiction the GEN-PROBE Patent Rights, or any other patent rights which it now or hereafter owns or to which it now or hereafter otherwise acquires rights that would be infringed by the practice of the TEKNIKA Version or a Thermostable Version of transcription-based amplification. The foregoing sentence however expressly shall not prevent or prohibit GEN-PROBE from asserting any such Patent Rights, or such other patent rights, to prevent TEKNIKA, or TEKNIKA's Affiliates or Licensees, from practicing the GEN-PROBE Version of transcription-based amplification.

          3.5 TEKNIKA agrees not to assert against GEN-PROBE, or GEN-PROBE's Affiliates or Licensees, in any jurisdiction the TEKNIKA Patent Rights, or any other patent rights which it now or hereafter owns or to which it now or hereafter otherwise acquires rights that would be infringed by the practice of the GEN-PROBE Version or a Thermostable Version of transcription-based amplification. The foregoing sentence however expressly shall not prevent or prohibit TEKNIKA from asserting any such Patent Rights, or such other patent rights, to prevent GEN-PROBE, or GEN-PROBE's Affiliates or Licensees, from practicing the TEKNIKA Version of transcription-based amplification.

          3.6 GEN-PROBE agrees to allow Stanford University to convert GEN-PROBE's license under the Stanford Agreement from an exclusive license to a co-exclusive license, and to offer a license to TEKNIKA which shall carry with it the right to grant sublicenses, provided that:

          (a) TEKNIKA is the only other co-exclusive licensee; and

          (b) the scope of the co-exclusive license is [***] current license;
          and

          (c) the terms of the aforementioned co-exclusive license concluded between TEKNIKA and Stanford University will be made available by Stanford University to GEN-PROBE, at GEN-PROBE's option; and

          (d) the terms of the aforementioned co-exclusive license concluded between GEN-PROBE and Stanford University will be made available by Stanford University to TEKNIKA at TEKNIKA's option.

Prior to concluding the aforementioned co-exclusive license between TEKNIKA and STANFORD, the immunity under this Agreement shall be limited directly to GEN-PROBE and TEKNIKA and shall not be available to any licensee of either party until the aforementioned co-exclusive license between TEKNIKA and STANFORD is concluded.

          3.7 GEN-PROBE and TEKNIKA each agree that the other party may grant licenses to third parties under its own Patent Rights, provided that such licenses include the limitations imposed by this Agreement, including, but not limited to, Section 3.3. Any and all such licenses shall not carry with them the right for such third party to grant licenses under either party's Patent Rights to any other party.

          3.8 Warranty of Disclosure

TEKNIKA and GEN-PROBE each warrant that they have disclosed all rights to patents and patent applications existing at the time of signature which relate to transcription-based amplification or could block the practice of the other party's Version or a Thermostable Version of transcription-based amplification or claiming thermostable enzymes or their use, or transcription-based amplification using such enzymes, which they own or have rights to, including non-exclusive rights or access to, as through licensing, for example.

          3.9 [***]

TEKNIKA and GEN-PROBE each agree that, if either one enters into negotiations with any party having rights to patents or patent applications covering [***] for transcription-based amplification as, for example, by virtue of having filed a patent application to obtain such rights, then TEKNIKA or GEN-PROBE, as applicable, shall make reasonable efforts to either secure equivalent rights for the other party directly or secure a right to sub-license such patent rights. If rights to such patents or patent applications are acquired by either party, then it shall promptly inform the other of that fact.

If a right to sub-license is acquired by either party, a sub-license of maximum allowable scope will be provided by such party (the "Sublicensor") to the other party on commercially reasonable terms and conditions to be negotiated in good faith.



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In the event that the Sublicensor grants a sublicense to a third party on more favorable terms and conditions than made available to the other party to this Agreement, then said other party shall be entitled to avail itself of the same terms and conditions. Within 30 days of entering into said sublicense with said third party, the Sublicensor shall inform the other party to this Agreement in writing of said sublicense and its terms and conditions. Said other party shall then have the right to enter into, or amend, its own sublicense agreement to obtain such rights under the same terms and conditions taking into account investments or expenditures made by the party who has obtained such right of sublicense.

Section 4.0. Termination of Legal Actions; Defense of Patent Rights

     4.1 Each party shall (i) promptly terminate any and all pending legal actions and (ii) refrain from initiating any new legal actions concerning transcription-based amplification which are directed against the other party's Patent Rights or the Stanford Patent. Such legal actions include, but are not limited to, actions in any patent office (e.g., oppositions and re-examinations).

     4.2 Each party agrees to cooperate with the other party to the full extent permissible by law and good legal practice in order to expeditiously resolve any patent interference involving the parties with respect to claims involving the Patent Rights or the Stanford Patent in accordance with the provisions of Appendix C. The outcome of any interference involving Patent Rights covering transcription-based amplification owned or licensed by GEN-PROBE or TEKNIKA, or the Stanford Patent shall be subject to the terms of this Agreement.

     4.3 Each party shall take any and all actions with respect to the prosecution and defense of its Patent Rights that it deems appropriate, (including defending its Patent Rights against infringers) and neither party shall be responsible to the other party for any such actions that it may take, or fail to take. Each party shall bear all costs associated with such actions respecting its own Patent Rights.

     4.4 Either party may request that the other party provide non-financial assistance in the prosecution and defense of its Patent Rights, and the other party shall provide such assistance provided the provision of same shall not be unreasonably burdensome in terms of time, costs and effort.

Section 5.0 Assignment

     5.1 A party shall not assign any of its rights and privileges under this Agreement without the prior written consent of the other party, except to an Affiliate or a successor in interest of all or substantially all the assets of that part of the assigning party's business to which the Patent Rights relate, which Affiliate or successor assumes in writing the performance of all the terms and conditions of this Agreement to be performed by the assigning party. After assignment to a non-Affiliate, the assigning party shall no longer be immune hereunder. Any assignment shall not in any way affect the immunity, referred to under Section 3.0 here above, of Licensees of the assigning party.

Section 6.0. Absence of Warranty or Representation

     6.1 Neither party warrants or represents that practicing or using any of the transcription-based amplification processes which are the subject of this Agreement does not infringe patents or other intellectual property rights of any third party, and no indemnity against such infringement is provided by either party to the other. Each party acknowledges and accepts such absence of warranty or representation from the other party.

Section 7.0. Confidentiality of Agreement Terms

     7.1 The parties hereto agree that they will not discuss the terms and conditions of this Agreement, nor of any agreement between GEN-PROBE and Stanford, nor of any agreement between TEKNIKA and Stanford, with any third party (except as may be required by applicable law, regulation, or court order, or in connection with the licensing of this transcription-based amplification technology, but then to the least extent allowable and only on a general basis without disclosure of financial terms and in any event subject to undertakings of confidentiality) and they will not make any external public communications with respect to this Agreement without consulting with and obtaining the prior written approval of the other party. GEN-PROBE and TEKNIKA agree to include in like manner in all license agreements with Licensees provisions to the same effect.

Section 8.0. Future Discussions

     8.1 Each party confirms its willingness to enter into good faith negotiations to attempt to reach mutual agreement on commercially reasonable terms and conditions to license to the other party, on a non-exclusive basis, its technologies or patents listed under Chapter II in Appendix B. Neither party envisages granting exclusive licenses under Chapter II of Appendix B to a third party. In the event, however, that either party wishes to initiate negotiations that would grant an exclusive license to a third party for a patent or technology listed under Chapter II in Appendix B, for a period of five (5) years following the signing of this Agreement, such party will not do so without first discussing with the other party the possibility of licensing to the other party such patent or technology.

     8.2 The parties also confirm their willingness to discuss mutually advantageous business arrangements with respect to additional technologies useful in the framework of this Agreement, which are not included in Appendix A or Appendix B, that they may develop, or acquire rights to, in the future.

Section 9.0. Joint Negotiations

9.1 TEKNIKA agrees to accept the co-exclusive license referred to in Section 3.6 above under the same terms and conditions as the Stanford Agreement, or on such more favorable terms as may be negotiated with Stanford. Should Stanford be unwilling or unable, within 90 days of the signing of this Agreement by both parties, to offer such co-exclusive license to TEKNIKA on at least the same terms and conditions as the Stanford Agreement, then either TEKNIKA or GEN-PROBE may terminate this Agreement.

9.2 Notwithstanding the provisions of Section 7.0 of this Agreement, the parties acknowledge that certain information concerning this Agreement may need to be revealed to Stanford in order to convert Gen-Probe's license to a co-exclusive license as set forth in Section 3.6 of this Agreement. The parties agree that neither shall reveal any information about this Agreement to Stanford other than the following, unless otherwise agreed by the parties in writing:

(1) GEN-PROBE and TEKNIKA have entered into a provisional non-assertion agreement that will be finalized when Stanford has made license rights available to TEKNIKA that are acceptable under the terms of the non-assertion Agreement.

(2) GEN-PROBE has agreed to allow Stanford to convert GEN-PROBE's license from an exclusive license to a co-exclusive license, and to offer a license to TEKNIKA which shall include the right to grant sublicenses, provided that:

        (a) TEKNIKA is the only other co-exclusive licensee; and

        (b) the scope of the co-exclusive license is [***] current license; and

        (c) the terms of the aforementioned co-exclusive license concluded between TEKNIKA and Stanford University will be made available by Stanford University to GEN-PROBE, at GEN-PROBE's option; and

        (d) the terms of the aforementioned co-exclusive license concluded between GEN-PROBE and Stanford University will be made available by Stanford University to TEKNIKA, at TEKNIKA's option.

Section 10.    Termination of Agreement

        10.1 This Agreement shall expire on the expiration of the last to expire Patent Right listed in Appendix A or the Stanford Patent.

        10.2 GEN-PROBE may terminate the obligations under Sections 3.1, 3.4 and 8 in cases in which TEKNIKA is in material breach, and TEKNIKA may terminate the obligations under Sections 3.2, 3.5, and 8 in cases in which GEN-PROBE is in material breach, of this Agreement upon or after the breach of any material provision of this Agreement by the other party, if the other party has cured such breach within ninety (90) days after written notice thereof by the non-breaching party. Material breach shall be deemed to include, but not be limited to, a breach of Sections 3.3, 3.4, 3.5, 3.6, 3.7, 3.9, 4, 5, 8, and 9.1
of this Agreement. Expiration or termination of this Agreement shall not relieve the parties of any obligation accruing prior to such expiration or termination.

        10.3 Upon termination of this Agreement, as permitted by Section 10.2, the non-breaching party shall grant direct immunity from legal action to Licensees of the breaching party, under the terms and conditions set forth in this Agreement, provided that:

        (a) the non-breaching party shall have received express written notice of the license granted to such Licensee prior to the effective termination date of this Agreement;

        (b) the Licensee expressly agreed in writing on or before the ninetieth
(90th) day prior to the effective termination date of this Agreement to be bound by the terms and conditions of this Agreement.

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Section 11. Governing Law

     11.1 This Agreement shall be construed, and its performance governed in accordance with the laws of the State of New York, without regard to the conflicts of law principles thereof, and, as applicable, the laws of the United States of America.

Section 12. Arbitration

     12.1 Any dispute, controversy or claim originally initiated by either party relating to, arising out of or resulting from this Agreement, or the performance by either party of its obligations hereunder, whether before or after termination of this Agreement, shall be finally resolved by binding arbitration. Whenever a party shall decide to institute arbitration proceedings, it shall have written notice to that effect to the other party. Any arbitration hereunder shall be conducted under the Rules of Conciliation and Arbitration of the International Chamber of Commerce. Each such arbitration shall be conducted in the English language, by a panel of three arbitrators appointed in accordance with such rules. Any such arbitration shall be held in New York, New York. The arbitrators shall have the authority to grant specific performance, and to allocate between the parties and costs of arbitration in such equitable manner as they determine. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be. In no event shall a demand for arbitration be made after the date when institution of a legal or equitable proceeding based upon such claim, dispute or other matter in question would be barred by the applicable statute of limitations under
Section 11. For the avoidance of doubt, the provisions of this Section 12.1 do not pertain to the arbitration referred to in Appendix C hereto.

Section 13. Entire Understanding

     13.1 This Agreement, and the Appendices A, B, C and D which form an integral part thereof, embody the entire understanding between the parties and supersede any prior representations, understandings and agreements between and among them respecting the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein.

Section 14. Severability

     14.1 Any of the provisions of this Agreement which are determined to be invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability in such jurisdiction, without rendering invalid or unenforceable the remaining provisions hereof and without affecting the validity or enforceability of any of the terms of this Agreement in any other jurisdiction.

Section 15. Notices

For TEKNIKA:

     Organon Teknika BV
     Boseind 15
     P.O. Box 84
     5280 AB Boxtel
     The Netherlands
     Attn. President

with copy to:

     Organon Teknika NV
     Veedijk 58
     2300 Turnhout
     Belgium
     Attn. President

For GEN-PROBE:

     Gen-Probe Incorporated
     9880 Campus Point Drive
     San Diego, CA 92121
     Attn. President and CEO

with copy to:

     Gen-Probe Incorporated
     9880 Campus Point Drive
     San Diego, CA 92121
     Atn. General Counsel

All notices required under this Agreement shall be delivered by hand, by United States mail, or by courier, and a written receipt verifying the date and time of delivery and to whom delivered shall be obtained by the sender. All such notices will be deemed to have been delivered at such date and time.

Either party may change the address for delivery of notices to it by providing notice to the other party in the manner described.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first set forth above.


GEN-PROBE INCORPORATED                       ORGANON TEKNIKA B.V.


By /s/Henry L. Nordhoff                      By /s/ Robert Salsmans
-------------------------                    -----------------------
Henry L. Nordhoff                            Dr. Robert Salsmans
Chairman, President and CEO                  President

                                             By /s/ A.J.F. Stap
                                             -----------------------
                                             A.J.F. Stap
[Approved Legal Stamp]                       Executive Vice President
                                             Corporate Development and
                                                Project Management

                                   APPENDIX A

                            GEN-PROBE PATENT RIGHTS


                    PR DATE             PR APPL.            PUBL. NO.

[***]

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                             TEKNIKA PATENT RIGHTS


                    PR DATE             PR APPL.            PUBL. NO.

[***]

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                                   APPENDIX B

                                   CHAPTER II
                               GEN-PROBE PATENTS





                                     [***]








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                                   CHAPTER II
                               GEN-PROBE PATENTS

                                     [***]


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                                TEKNIKA PATENTS

[***]

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                                   APPENDIX C

                           Determination of Priority

Two Party Interference

In the event of a two party interference between any of the GEN-PROBE Patent Rights identified in Appendix A or the Stanford Patent (subject to Stanford's agreement), and any of the TEKNIKA Patent Rights identified in Appendix A, priority in such an interference shall be decided as follows.

Immediately upon declaration of said interference, the parties shall negotiate in good faith for 30 days in an attempt to reach agreement regarding priority. If agreement cannot be reached within said 30 day period, each party shall, within 10 additional days, choose one arbitrator, and the two arbitrators chosen shall, within 10 additional days after being chosen, select the third arbitrator. Priority shall be determined, to the exclusion of a court of law and PTO proceedings, by binding arbitration by the panel of three arbitrators in accordance with the 37 CFR Section 1.690 and USPTO rules in the English language, in New York, New York within 120 days after selection of the third arbitrator. The arbitrators shall consider evidence of priority submitted by each party in accordance with reasonable rules and procedures determined by the arbitrators. Any party desiring a stenographic record may secure a court reporter to attend the proceedings. The arbitrators must hold an oral hearing. Written briefs may be filed up to 7 days before the hearing. All information disclosed shall be confidential subject to a mutually agreeable protective order. The award of priority shall be made within 120 days of the selection of the third arbitrator and shall be based on the evidence introduced, including all logical and reasonable inferences therefrom. The award must be made in writing and signed by the arbitrators. It shall contain a concise statement of the reasons in support of the decision. The decision of the arbitrators shall be final and binding.

In the event such interference occurs in a country other than the United States, the parties agree to arbitrate such interference in accordance with the patent laws of such country.

[***] The decision of the arbitrators shall immediately be filed with the PTO in accordance with PTO rules. The parties shall also make all necessary disclosures under 35 U.S.C. Section 135 and applicable PTO rules. The decision of the arbitrators shall have no effect on the immunities granted in this Agreement.

Multiple Party Interference

In the event of an interference between any of the patents and patent applications identified in Appendix A and other applications owned by Third Parties, GEN-PROBE and TEKNIKA shall be entitled to participate in said interference to a determination of priority or until a settlement involving all of the parties. Any such determination of priority shall have no effect on the immunities granted in this Agreement. Upon declaration of such interference, GEN-PROBE and TEKNIKA will exchange evidence relating to priority, including, but not limited to, evidence relating to reduction to practice and conception. Such exchange will be made no later than ten (10) days prior to the time set for the first disclosure of said dates to the PTO. To the extent either party is a party to or participates in such interference, it shall use its best commercially reasonable efforts to win in such interference. If either GEN-PROBE or TEKNIKA is not a party to such interference, the one which is a party shall not oppose in any way any attempt by the other to participate in the interference proceedings. TEKNIKA and GEN-PROBE will file all necessary agreements (whether relating to the previous sentence or otherwise) with the PTO in accordance with 35 U.S.C. Section 135. The decision of the arbitrators shall have no effect on the immunities granted in this Agreement.

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                                   APPENDIX D
                                 ENZYME ASSAYS

[***]








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